UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): January 2, 2026
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Road	Houston	Texas	77075-1180
(Address of principal executive offices)			(Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	POWL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2026, the Compensation and Human Capital Committee (the “Committee”) of the Board of Directors (the “Board”) of Powell Industries, Inc. (NASDAQ: POWL) (the “Company”) approved restricted stock unit awards for Brett A. Cope (Chairman of the Board, President and Chief Executive Officer) and Michael W. Metcalf (Executive Vice President and Chief Financial and Principal Accounting Officer). The awards, which were approved by the Board on January 3, 2026, supplement the restricted stock unit awards that, consistent with prior years, were granted to the executives on October 1, 2025 (the two sets of awards, collectively, the “Fiscal 2026 Awards”).

The Fiscal 2026 Awards reflect the Committee’s decision, informed by a comparison with equity incentive awards granted by the Company’s peer group, to increase the target value of the annual long-term incentive opportunity for each executive and to calculate the target number of units by reference to a fixed dollar amount, rather than a multiple of base salary. The target value of the Fiscal 2026 Awards is $2,200,000 for Mr. Cope (increased from 170% of base salary, which is currently $750,000) and $600,000 for Mr. Metcalf (increased from 75% of base salary, which is currently $424,400).

For Mr. Cope, the target value of the Fiscal 2026 Awards consists 60% of performance-based restricted stock units and 40% of time-based restricted stock units, rather than 50% for each portion, as was the case for prior awards to Mr. Cope (and as is the case for Mr. Metcalf’s Fiscal 2026 Awards). The vesting terms of the Fiscal 2026 Awards are consistent with prior awards, except that the performance-based restricted stock units are subject to a three-year Revenue Compound Annual Growth Rate percentage goal, in addition to the aggregate EBITDA percentage and weighted safety goals that apply to prior awards.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: January 6, 2026
	By:	/s/ Michael W. Metcalf
Michael W. Metcalf
Executive Vice President
Chief Financial and Principal Accounting Officer
(Principal Financial and Principal Accounting Officer)